UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2018

Commission File Number 000-55918

MUSCLE MAKER, INC.

(Exact name of small business issuer as specified in its charter)

California	47-2555533
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

308 East Renfro Street, Suite 101, Burleson, Texas 76028

(Address of principal executive offices)

732-669-1200

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01 Other Events

From March 2018 through July 2018, as a cost saving measure, Muscle Maker, Inc. (the “Company”) closed eight of its 13 corporate locations. As a result of these closures, the Company’s subsidiaries have been involved in several lawsuits as outlined below:

●	In May 2018, Muscle Maker Grill Gramercy, LLC (a subsidiary of the Company), American Restaurant Holdings, Inc. (a shareholder of the Company) (“American”) and Robert E. Morgan (the former CEO of the Company) were listed as defendants to a lawsuit filed by Crownhall Realty, LLC (“Crownhall”) in the Supreme Court of the State of New York county of New York, #154467. Crownhall is seeking $1,034,086.69 in damages for rent, interest and other expenses. The original lease was for a 10-year period of time and commenced on January 1, 2016. The Company intends to vigorously defend against this claim.

●	In 2017, Limestone Associates LLC (“Limestone”) filed a complaint against American in the Civil Court of the City of New York, County of New York, #78549/2017 for commercial non-payment of rent for the amount of $25,748.22 plus cost and disbursements of this proceeding. In May 2018, Limestone filed a complaint against American and Mr. Morgan in the Supreme Court of the State of New York, County of New York, index # 154469 seeking $1,357,243.42 in damages for rent, interest and other expenses. The Company intends to vigorously defend against this claim.

●	Resolute Contractors, Inc, Quality Tile, MTL Construction, Genesis Electric, JNB Interiors and Captive Aire filed a Mechanics Lien for labor, service, equipment and materials in the total amount of $98,005.22. The Company intends to vigorously defend against this claim.

Daniel Pettit filed a complaint in the Iowa District Court for Polk County #CVCV056029 against MMB, LLC, a subsidiary of the Company, for failure to pay the balance of a promissory note ($100,000) with together with interest, attorney fees and other costs is $171,034.89. A default judgement was entered against MMB, LLC. The Company intends to vigorously defend against this claim.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MUSCLE MAKER, INC.

		By:	/s/ Michael Roper
		Name:	Michael Roper
		Title:	Chief Executive Officer

Date:	August 17, 2018
Burleson, Texas